                         UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):
February 1, 1999


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

                       UNITED SECURITY BANCORPORATION
Item 2.  Acquisition or Disposition of Assets

Effective February 1, 1999, United Security Bancorporation, Spokane, Washington (USBN) completed its pending merger with Bancwest Financial Corporation (BFC). The Merger was accomplished pursuant to an Agreement and Plan of Merger dated November 10, 1998 (the Agreement). The Agreement was included as Appendix A to the Joint Proxy Statement/Prospectus dated December 28, 1998, previously filed by USBN as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

    (a)  Financial statements-the requisite historical financial
        Information was included with the Joint Proxy
        Statement/Prospectus dated December 28, 1998, previously filed by USBN as part of its Registration Statement on Form S-4 with the
        Securities and Exchange Commission.

    (b)  Pro forma financial information-the requisite pro forma
        Financial information was included with the Joint
        Proxy Statement/Prospectus dated December 28, 1998, previously filed by USBN as part of its Registration Statement on Form S-4 with the
        Securities and Exchange Commission.

     (c)  Exhibits:

        (99) Press Release issued by USBN, dated February 2,
1999

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 1, 1999

                     UNITED SECURITY BANCORPORATION

                     By:  /s/ Chad Galloway
                     ------------------------------
                     Name:    Chad Galloway
                     Title:   Vice President and Chief
Financial Officer

                                    2